Exhibit 99.1

Pulse Biosciences Announces Updated Timing of Rights Offering for Up to $60,000,000

HAYWARD, Calif. – (BUSINESS WIRE) – May 20, 2024 - Pulse Biosciences, Inc. (Nasdaq: PLSE) (“Pulse” or the “Company”), a company leveraging its novel and proprietary CellFX® Nanosecond Pulsed Field Ablation™ (nsPFA™) technology, today announced that the Company’s Board of Directors has determined a new record date for the Company’s previously announced rights offering (the “Rights Offering”), which will be available to all holders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”), now as of the close of the market on Friday, May 31, 2024 (the “Record Date”). This new record date was changed from the original record date of May 16, 2024.

The Company intends to distribute to all holders of Common Stock as of the Record Date non-transferable subscription rights to purchase up to an aggregate of 6,000,000 units (“Units”) at a price per Unit equal to the lesser of: (i) $10 (the “Initial Price”) and (ii) the volume weighted average price of the Common Stock for the ten trading day period through and including the expiration date of the Rights Offering, now contemplated to be Wednesday, June 26, 2024 (the “Alternate Price”). Only persons who own Company stock on the May 31, 2024 Record Date will be able to participate in the Rights Offering. Assuming that the Rights Offering is fully subscribed, the Company will receive gross proceeds of $60,000,000, less expenses related to the Rights Offering. As indicated below, please refer to the Registration Statement on Form S-3, as amended, for more complete information regarding the planned Rights Offering.

Each stockholder will receive one subscription right entitling the holder to purchase a fraction of a Unit for each share of Common Stock owned at 5:00 p.m., Eastern Time, on the Record Date.  Each Unit shall consist of one share of Common Stock and two warrants, each being a warrant to purchase one-half of one share of Common Stock at an exercise price per whole share that shall be equal to 110% of the per-Unit subscription price (provided, that, the aggregate number of shares of Common Stock that shall be issuable upon the exercise of each set of warrants included in a given subscription for Units shall be rounded up to the nearest whole share).  Each warrant will be exercisable immediately upon completion of the Rights Offering and will expire on the fifth anniversary of the completion of the Rights Offering. The respective warrants will be subject to redemption by the Company for $0.01 per underlying share of Common Stock, on not less than thirty (30) days’ written notice, if the volume weighted average price of our Common Stock equals or exceeds: (i) in respect of one such warrant, 150% of the exercise price for the warrants, subject to adjustment, per whole share, for twenty (20) consecutive trading days, and (ii) in respect of the other such warrant, 200% of the exercise price for the warrants, subject to adjustment, per whole share, for twenty (20) consecutive trading days, provided that, in each case, the Company may not redeem the warrants prior to the date that is three months after the issuance date. To the extent that the Alternate Price is lower than the Initial Price, the Company will sell additional Units, but will not sell fractional Units.

The Rights Offering will include an over-subscription right to permit each rights holder that exercises its basic subscription rights in full to purchase additional Units that remain unsubscribed at the expiration of the offering, but the Company will not sell fractional Units. The availability of this over-subscription right will be subject to certain terms and conditions to be set forth in the offering documents.

Pulse has filed a registration statement (including a prospectus) on Form S-3 with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2024, as amended on each of April 15, 2024, April 23, 2024, April 25, 2024, and April 30, 2024 (the “Registration Statement”), which is now effective. The Registration Statement covers, among other things, the Rights Offering to which this communication relates.  Before you invest, you should read the final prospectus in the Registration Statement, together with any prospectus supplement, that we will file prior to commencing any Rights Offering, and the documents incorporated by reference in the prospectus (or any prospectus supplement), as well as the other documents Pulse has filed with the SEC for more complete information about Pulse and the Rights Offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary CellFX® nsPFA™ technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its CellFX nsPFA technology for use in the treatment of atrial fibrillation and in a select few other markets where it could have a profound positive impact on healthcare for both patients and providers.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA, CellFX nsPFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s CellFX nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s expected product development efforts and plans to sell products commercially, such as its plans to demonstrate advantages of its CellFX nsPFA Percutaneous Electrode over current treatment options, statements concerning the timing and nature of the Company’s pilot program to optimize and introduce the CellFX nsPFA percutaneous procedure on a controlled and measured basis, statements concerning customer adoption and future use of the CellFX System to address a range of conditions, such as benign thyroid nodules, and whether any future procedures using the CellFX System may or may not require general anesthesia, statements concerning early clinical successes and whether they are predictive of the safety and efficacy of any medical device such as the CellFX nsPFA Percutaneous Electrode System, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Investor Contacts:

Pulse Biosciences

Burke T. Barrett, President and CEO

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com